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                                                                     EXHIBIT 3.1

                       CERTIFICATE OF THE DESIGNATIONS,
                        POWERS, PREFERENCES AND RIGHTS
                                      OF
               SERIES A CUMULATIVE PARTICIPATING PREFERRED STOCK
                                      OF
                             HANOVER DIRECT, INC.


                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)


        Hanover Direct, Inc., a Delaware corporation (the "Company"), hereby certifies that the following resolution (this "Resolution") was adopted by the Board of Directors of the Company:

        "RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there is hereby created, out of the 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company authorized in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 2,345,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

Section 1.      Designation of Amount.

        The shares of Preferred Stock created hereby shall be designated the "Series A Cumulative Participating Preferred Stock" (the "Series A Preferred Stock") and the authorized number of shares constituting such series shall be 2,345,000.


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Section 2.      Dividends.

        (a) The holders of the then outstanding shares of Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefor, cumulative dividends ("Base Dividends"), accruing on a daily basis from the Original Issuance Date (as hereinafter defined) through and including the date on which such dividends are paid, at the Applicable Rate (this and certain other initially capitalized terms used herein have the meanings given in Section 9 hereof), payable in arrears on the last Friday before the last Saturday of each of March, June, September and December, commencing on September 29, 2000; provided that if any such payment date is not a Business Day (as hereinafter defined) then such dividend shall be payable on the next Business Day and, subject to Section 2 (c) hereof, Base Dividends on account of arrears for any prior quarterly dividend period may be declared and paid at any time without reference to any regular quarterly dividend payment date. Such dividends shall accrue on the Series A Preferred Stock from the Original Issuance Date thereof and shall be fully cumulative whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.

        (b) On any dividend payment date occurring prior to February 1, 2004, the Company may, at its option, pay Base Dividends on the outstanding shares of Series A Preferred Stock through the issuance of additional shares of Series A Preferred Stock ("Additional Securities") instead of paying such dividend in cash. On any dividend payment date occurring after February 1, 2004, all Base Dividends on the Series A Preferred Stock shall be paid in cash. If the Company elects to pay any such dividend in the form of Additional Securities, the number of shares of Series A Preferred Stock issuable as Additional Securities to the holders of the then outstanding shares of Series A Preferred Stock will be the number obtained by dividing (i) the total dollar amount of cumulative unpaid dividends on such outstanding shares of Series A Preferred Stock as of the applicable dividend payment date by (ii) $50.00. The Company shall issue fractional shares of Series A Preferred Stock as Additional Securities. If for any reason shares of Series A Preferred Stock are not issued as Additional Securities on each dividend payment date occurring prior to February 1, 2004 and such dividend payment has not been made in cash, such shares shall, nevertheless, be deemed to be outstanding as if issued in accordance with this
Section 2(b) from and after the applicable dividend payment date for all purposes of this Resolution, until such shares are redeemed in accordance with this Resolution.


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        (c) If full cumulative Base Dividends are not paid in full, or declared in full and sums set apart in trust with a bank or trust company for the payment thereof, upon the shares of Series A Preferred Stock and the shares of any other class or series of capital stock of the Company ranking on a parity as to dividends with the Series A Preferred Stock ("Parity Dividend Stock"), all dividends declared upon shares of Series A Preferred Stock and upon all Parity Dividend Stock shall be paid or declared pro rata so that in all cases the amount of dividends paid or declared per share on the Series A Preferred Stock and such Parity Dividend Stock shall bear to each other the same ratio that unpaid accumulated dividends per share, including dividends accrued or in arrears, if any, on the shares of Series A Preferred Stock and such other shares of Parity Dividend Stock, bear to each other. Unless and until full cumulative Base Dividends on the shares of Series A Preferred Stock in respect of all past quarterly dividend periods have been paid, and the full amount of Base Dividends on the shares of Series A Preferred Stock in respect of the then current quarterly dividend period shall have been paid in full or are contemporaneously declared in full and sums set aside in trust with a bank or trust company for the payment thereof, (i) no dividends shall be paid or declared or set aside for payment or other distribution shall be made upon the Common Stock or any other capital stock of the Company ranking junior to the Series A Preferred Stock as to dividends or as to distributions upon liquidation, dissolution or winding up of the Company, other than in shares of, or warrants or rights to acquire, solely capital stock of the Company ranking junior to the Series A Preferred Stock both as to dividends and as to distributions upon liquidation, dissolution or winding up of the Company ("Junior Stock") and (ii) no shares of capital stock of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to distributions upon liquidation, dissolution or winding up of the Company shall be redeemed, retired, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Company or any Subsidiary (except by conversion into or exchange solely for shares of Junior Stock).

               The terms "accrued dividends," "dividends accrued" and "dividends in arrears," whenever used in this Resolution with reference to shares of Series A Preferred Stock shall be deemed to mean an amount which shall be equal to Base Dividends thereon at the Applicable Rate per share from the date or dates on which such dividends commence to accrue to the end of the then current quarterly dividend period (or, in the case of redemption, to the date of redemption), whether or not earned or declared and whether or not assets of the Company are legally available therefor, and if full dividends are not declared or paid, then such dividends shall



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cumulate, with additional dividends thereon, compounded quarterly at the
Applicable Rate for each quarterly period during which such dividends remain unpaid.

        (d) The amount of Base Dividends payable on the shares of Series A Preferred Stock for any full quarterly period shall be determined by dividing the Applicable Rate by four. Base Dividends payable on the shares of Series A Preferred Stock for any period less than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed for any period less than one month.

        (e) In addition to Base Dividends, in the event any dividends are declared or paid or any other distribution is made on or with respect to the common stock, par value $0.66-2/3 per share ("Common Stock"), of the Company, the holders of the Series A Preferred Stock as of the record date established by the Board of Directors for such dividend or distribution on the Common Stock shall be entitled to receive additional dividends ("Additional Dividends") per share of Series A Preferred Stock, in an amount (whether in the form of cash, securities or other property) equal to the Applicable Percentage of the amount (and in the form) of the dividends or distribution payable in respect of one share of Common Stock. Such Additional Dividends shall be payable to the holders of the Series A Preferred Stock as of the date immediately prior to the record date for such dividend or distribution on the Common Stock, such dividends to be payable on the same payment date established by the Board of Directors for the payment of such dividend or distribution on the Common Stock. The record date for any such dividends shall be the record date for the applicable dividend or distribution on the Common Stock, and any such dividends shall be payable to the persons in whose name the Series A Preferred Stock is registered at the close of business on the applicable record date.

        (f) No dividend shall be paid or declared on any share of Common Stock, unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series A Preferred Stock in an amount determined as set forth above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

        (g) Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Company shall take all prior corporate



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action necessary to authorize the issuance of any securities payable as a dividend in respect of the Series A Preferred Stock.

Section 3.      Liquidation Preference.

        In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series A Preferred Stock then outstanding shall be entitled to receive out of the available assets of the Company, whether such assets are stated capital or surplus of any nature, an amount on such date equal to $50 per share of Series A Preferred Stock (the "Liquidation Preference") plus the amount of accrued and unpaid Base Dividends as of such date, calculated pursuant to Section 2 hereof, and any declared but unpaid Additional Dividends as of such date. Such payment shall be made before any payment shall be made or any assets distributed to the holders of any class or series of the Common Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series A Preferred Stock. Following payment to the holders of the Series A Preferred Stock of the full preferential amounts described in the first sentence of this Section 3, the remaining assets (if any) of the Company available for distribution to stockholders of the Company shall be distributed, subject to the rights of the holders of shares of any other series of Preferred Stock ranking prior to the Common Stock as to distributions upon Liquidation, pro rata among (i) the holders of the outstanding shares of Series A Preferred Stock as of the date immediately prior to the date fixed for determination of stockholders entitled to receive such distribution, in an amount per share of Series A Preferred Stock (whether in the form of cash, securities or other property) equal to the Applicable Percentage of the amount (and in the form) of the distribution payable pursuant to the following clause (ii) in respect of one share of Common Stock (after giving effect to the distributions to the holders of the Series A Preferred Stock as contemplated by this clause (i)) and
(ii) the holders of the Common Stock and any other shares of capital stock of the Company ranking on a parity with the Common Stock as to distributions upon Liquidation. If upon any Liquidation the assets available for distribution to the holders of the Series A Preferred Stock are insufficient to permit the payment to the holders of the Series A Preferred Stock of the full preferential amounts described in this paragraph, then all the remaining available assets shall be distributed among the holders of the then outstanding shares of Series A Preferred Stock pro rata according to the number of the then outstanding shares of Series A Preferred Stock held by each holder thereof. A merger or consolidation of the Company (other than mergers or consolidations with wholly owned Subsidiaries of the Company) or a sale of all or substantially all of its assets shall, at the election


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of the holders of a majority of the shares of Series A Preferred Stock outstanding at the time, constitute a Liquidation for purposes of this Section
3.

Section 4.      Redemption by the Company.

        (a) On August 23, 2005 (the "Final Redemption Date"), the Company shall redeem for cash all shares of Series A Preferred Stock that are then outstanding at a redemption price per share equal to the Liquidation Preference thereof plus the amount of any accrued and unpaid Base Dividends as of such date, and any declared but unpaid Additional Dividends as of such date ("Final Redemption Price"). Not more than sixty (60) nor less than thirty (30) days prior to the Final Redemption Date, notice by first class mail, postage prepaid, shall be given to each holder of record of the Series A Preferred Stock, at such holder's address as it shall appear upon the stock register of the Company on such date. Each such notice of redemption shall be irrevocable and shall specify the date that is the Final Redemption Date, the Final Redemption Price, the identification of the shares to be redeemed, the place or places of payment in New York, New York and that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series A Preferred Stock to be redeemed. On or after the Final Redemption Date, each holder of shares of Series A Preferred Stock shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Final Redemption Price. If, on the Final Redemption Date, funds in cash in an amount sufficient to pay the aggregate Final Redemption Price for all outstanding shares of Series A Preferred Stock shall be available therefor and shall have been irrevocably set aside and deposited with a bank or trust company in trust for purposes of payment of such Final Redemption Price, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Final Redemption Price upon surrender of their certificates therefor) shall terminate. If at the Final Redemption Date, the Company does not have sufficient capital and surplus legally available to redeem all the outstanding shares of Series A Preferred Stock, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall redeem as many shares of Series A Preferred Stock as it may legally redeem, ratably from the holders thereof in proportion to the number of shares held by them, and shall thereafter from time to time, as soon as it shall have funds available therefor, redeem as many shares of Series A Preferred

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Stock as it legally may until it has redeemed all of the outstanding shares of
Series A Preferred Stock.

        (b) At any time on or after the Closing Date, the Company may, at its option, redeem all, but not less than all, of the then outstanding shares of Series A Preferred Stock for cash at a redemption price per share (the "Optional Redemption Price") equal to the Liquidation Preference thereof plus the amount of all accrued and unpaid Base Dividends thereon as of the redemption date and all declared but unpaid Additional Dividends thereon as of the redemption date; provided, that at any time prior to December 31, 2000, the Company may so redeem less than all the then outstanding shares of Series A Preferred Stock with the proceeds of a concurrent sale of up to 280,000 shares of Series A Preferred Stock ("Special Shares") to any stockholder of the Company as of the Closing Date. In order to exercise its right of optional redemption, the Company shall, not more than sixty (60) nor less than thirty
(30) days prior to the redemption date, give notice by first class mail, postage prepaid, to each holder of record of the Series A Preferred Stock, at such holder's address as it shall appear upon the stock register of the Company on such date. Each such notice of redemption shall be irrevocable and shall specify the redemption date (the "Optional Redemption Date"), the Optional Redemption Price, the identification of the shares to be redeemed, the place or places of payment in New York, New York and that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series A Preferred Stock to be redeemed.

Section 5.      Redemption at Option of Holders.

        (a) In the event that a Change of Control (as defined below) shall occur at any time while any shares of Series A Preferred Stock are outstanding, each of the holders of the then outstanding shares of Series A Preferred Stock shall have the right to give notice that they are exercising a Change of Control election (a "Change of Control Election") with respect to all or any number of such holder's shares of Series A Preferred Stock, during the period beginning on the 20th day and ending on the 90th day after the earlier of (i) such holder's receipt of the notice referred to in Section 5(c) hereof or (ii) the date as of which such holder obtains actual knowledge of such Change of Control. Upon any such election, the Company shall redeem for cash each of such holder's shares for which such an election is made, to the extent permitted by applicable law, at a redemption price equal to the Liquidation Preference thereof plus the amount of accrued and unpaid Base Dividends thereon as of the Change of Control Payment Date (as defined below) plus the amount of any declared but unpaid Additional Dividends thereon as of the Change of Control Payment Date.


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        (b)    As used herein, "Change of Control" means the occurrence of any of the following events:

               (1) the acquisition, in a transaction approved by the Board of Directors, by any Person, other than Richemont Finance S.A. ("Richemont"), or its affiliates, including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of more than 48% of either

                   (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or

                   (ii) the combined voting power of the then outstanding
               securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");

               (2) a majority of the individuals who, as of the Closing Date, constitute the members of the Board of Directors not elected by the holders of Series A Preferred Stock or Richemont or its affiliates (the "Incumbent Board") cease for any reason to serve on such Board of Directors; provided that any individual who becomes a director of the Company subsequent to the Closing Date, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board; or

               (3) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which the individuals or entities who are the beneficial owners, respectively, of the



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        Outstanding Company Common Stock and the Outstanding Company Voting
        Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from, or the transferee Person, in such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns 100% of the Outstanding Company Common Stock or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be.

        (c) On or before the tenth (10th) day after a Change of Control, the Company shall mail to all holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company as of such date, a notice disclosing (i) the Change of Control, (ii) that, if such holder exercises the Change of Control Election, the Company will redeem any or all of such holder's shares of Series A Preferred Stock at a redemption price equal to the Liquidation Preference thereof plus the amount of accrued and unpaid Base Dividends as of the Change of Control Payment Date and the amount of any declared and unpaid Additional Dividends as of the Change of Control Payment Date and (iii) the procedure which the holder must follow to exercise the redemption right provided above. To exercise the Change of Control Election, a holder of the Series A Preferred Stock must deliver, during the 90 day period referred to in Section 5(a) hereof, written notice to the Company (or an agent designated by the Company for such purpose) of the holder's exercise of the Change of Control Election, accompanied by each certificate evidencing shares of the Series A Preferred Stock with respect to which the Change of Control Election is being exercised, duly endorsed for transfer to the Company. On or prior to the fifth (5th) Business Day (the "Change of Control Payment Date") after receipt of each such written notice, the Company shall redeem all shares of Series A Preferred Stock properly surrendered to the Company (or an agent designated by the Company for such purpose) during the 90 day period referred to in Section 5(a) hereof for redemption in connection with the exercise of the Change of Control Election and shall cause payment to be made on such day in cash for such shares of Series A Preferred Stock. If in connection with any Change of Control Election, the Company does not have sufficient capital and surplus legally available to redeem all of the outstanding shares of Series A Preferred Stock with



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respect to which a Change of Control Election has been made, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall redeem as many shares of Series A Preferred Stock with respect to which the Change of Control Election has been made as it has capital and surplus legally available therefor, ratably from the holders thereof in proportion to the total number of shares tendered, and shall thereafter from time to time, as soon as it shall have capital and surplus legally available therefor, redeem as many shares of Series A Preferred Stock as it has capital and surplus available therefor until it has redeemed all of the outstanding shares of Series A Preferred Stock with respect to which the Change of Control Election has been made.

        (d) In the event that an Asset Disposition shall occur at any time while any shares of Series A Preferred Stock are outstanding, each of the holders of the then outstanding shares of Series A Preferred Stock shall have the right to give notice that they are exercising an Asset Disposition election (an "Asset Disposition Election") with respect to all or any number of such holder's shares of Series A Preferred Stock, during the period beginning on the 20th day and ending on the 90th day after the earlier of (i) such holder's receipt of the notice referred to in Section 5(e) hereof or (ii) the date as of which such holder obtains actual knowledge of such Asset Disposition. Upon any such election, the Company shall redeem for cash for each of such holder's shares for which such an election is made, to the extent permitted by applicable law, at a redemption price equal to the Liquidation Preference thereof plus the amount of accrued and unpaid Base Dividends thereon as of the Asset Disposition Payment Date (as defined below) plus the amount of any declared but unpaid Additional Dividends thereon as of the Asset Disposition Payment Date ("Asset Disposition Redemption Price") on the terms and subject to the conditions set forth in this Section 5(d).

The Company will not and will not permit any of the Company's Subsidiaries to, directly or indirectly, consummate any Asset Disposition unless:

        (i) the Company or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Company's Board of Directors, and


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        (ii) an amount equal to 100% of the Net Available Cash from such Asset
        Disposition is applied by the Company (or such Subsidiary, as the case may be);

               (A) first, to the extent the Company elects (or is required by the terms of the Congress Facility) to prepay, repay, redeem or purchase its indebtedness under the Congress Facility; and

               (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to make an offer to the holders of the Series A Preferred Stock to redeem the Series A Preferred Stock for cash pursuant to and subject to the conditions contained in this Certificate of Designations;

               provided, however, that in connection with any prepayment, repayment or purchase of indebtedness pursuant to clause (A) above, the Company or any such Subsidiary will permanently retire such indebtedness and will cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this paragraph, the Company and its Subsidiaries will not be required to apply any Net Available Cash in accordance with this paragraph except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this paragraph exceeds $1.0 million.

The Company shall not be obligated to redeem any shares of Series A Preferred Stock pursuant to this Section 5(d) unless and until the holders of two thirds of the then outstanding shares of Series A Preferred Stock (the "Requisite Holders") have made an Asset Disposition Election.

        (e) On or before the tenth (10th) day after an Asset Disposition, the Company shall mail to all holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company as of such date, a notice disclosing (i) the Asset Disposition, (ii) that, if such holder exercises an Asset Disposition Election, the Company will redeem any or all of such holder's shares of Series A Preferred Stock at a redemption price equal to the Liquidation Preference thereof plus the amount of accrued and unpaid Base Dividends as of the Asset Disposition Payment Date and the amount of any declared and





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unpaid Additional Dividends as of the Asset Disposition Payment Date and (iii)
the procedure which the holder must follow to exercise the redemption right provided above. To exercise the Asset Disposition Election, a holder of the Series A Preferred Stock must deliver during the 90 day period referred to in
Section 5(d) written notice to the Company (or an agent designated by the Company for such purpose) of the holder's exercise of the Asset Disposition Election, accompanied by each certificate evidencing shares of the Series A Preferred Stock with respect to which the Asset Disposition Election is being exercised, duly endorsed for transfer to the Company. On or prior to the fifth
(5th) Business Day (the "Asset Disposition Payment Date") after receipt of each such written notice, the Company shall redeem all shares of Series A Preferred Stock properly surrendered to the Company (or an agent designated by the Company for such purpose) during the 90 day period referred to in Section 5(d), for redemption in connection with the exercise of the Asset Disposition Election and shall cause payment to be made on such day in cash for such shares of Series A Preferred Stock. If in connection with any Asset Disposition Election, the Company does not have sufficient capital and surplus legally available to redeem all of the outstanding shares of Series A Preferred Stock with respect to which an Asset Disposition Election has been made, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall redeem as many shares of Series A Preferred Stock with respect to which the Asset Disposition Election has been made as it has capital and surplus legally available therefor, ratably from the holders thereof in proportion to the total number of shares tendered, and shall thereafter from time to time, as soon as it shall have capital and surplus legally available therefor, redeem as many shares of Series A Preferred Stock as it has capital and surplus available therefor until it has redeemed all of the outstanding shares of Series A Preferred Stock with respect to which the Asset Disposition Election has been made.

        (f) In the event that an Equity Sale shall occur at any time while any shares of Series A Preferred Stock are outstanding, each of the holders of the then outstanding shares of Series A Preferred Stock shall have the right to give notice that they are exercising an Equity Sale election ("Equity Sale Election") with respect to all or any number of such holder's shares of Series A Preferred Stock, during the period beginning on the 20th day and ending on the 90th day after the earlier of (i) such holder's receipt of the notice referred to in Section 5(g) or (ii) the date as of which such holder obtains actual knowledge of such Equity Sale. Upon any such election, the Company shall redeem for cash each of such holder's shares for which such an election is made, to the extent permitted by applicable law, at a redemption



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price equal to the Liquidation Preference thereof plus the amount of accrued and unpaid Base Dividends thereon as of the Equity Sale Payment Date (as defined below) plus the amount of any declared but unpaid Additional Dividends thereon as of the Equity Sale Payment Date ("Equity Sale Redemption Price") on the terms and subject to the conditions set forth in this Section 5(f). The Company will not and will not permit any of the Company's Subsidiaries to, directly or indirectly, consummate any Equity Sale unless:

        (i) the Company or such Subsidiary receives consideration at the time of such Equity Sale at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Company's Board of Directors, and

        (ii) an amount equal to 100% of the Available Cash from such Equity Sale is applied by the Company (or such Subsidiary, as the case may be);

        (A) first, to the extent the Company elects (or is required by the terms of the Congress Facility) to prepay, repay, redeem or purchase its indebtedness under the Congress Facility; and

        (B) second, to the extent of the balance of such Available Cash after application in accordance with clause (A), to make an offer to the holders of the Series A Preferred Stock to redeem the Series A Preferred Stock for cash pursuant to and subject to the conditions contained in this Certificate of Designations;

        provided, however, that in connection with any prepayment, repayment or purchase of indebtedness pursuant to clause (A) above, the Company or any such Subsidiary will permanently retire such indebtedness and will cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased.

The Company shall not be obligated to redeem any shares of Series A Preferred Stock pursuant to this Section 5(f) unless and until the Requisite Holders have made an Equity Sale Election.

        (g) On or before the tenth (10th) day after an Equity Sale, the Company shall mail to all holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company as of such date, a notice disclosing (i) the Equity Sale, (ii) that, if such holder exercises an Equity Sale Election, the Company will redeem any or all of such holder's shares of Series A Preferred Stock at a redemption price equal to the Liquidation Preference thereof plus the amount of accrued and unpaid Base Dividends as of the Equity Sale Payment Date and the amount of any declared and unpaid Additional Dividends as of the Equity Sale Payment Date and (iii) the procedure which the holder must follow to exercise the redemption right provided above. To exercise the Equity Sale Election, a holder of the Series A Preferred Stock must deliver during the 90 day period referred to in Section 5(f), written notice to the Company (or an agent designated by the Company for such purpose) of the holder's exercise of the Equity Sale Election, accompanied by each certificate evidencing shares of the Series A Preferred Stock with respect to which the Equity Sale Election is being exercised, duly endorsed for transfer to the Company. On or prior to the fifth (5th) Business Day (the "Equity Sale Payment Date") after receipt of each such written notice, the Company shall redeem all shares of Series A Preferred Stock properly surrendered to the Company (or an agent designated by the Company for such purpose) during the 90 day period referred to in Section 5(f), for redemption in connection with the exercise of the Equity Sale Election and shall cause payment to be made on such day in cash for such shares of Series A Preferred Stock. If in connection with any Equity Sale Election, the Company does not have sufficient capital and surplus legally available to redeem all of the outstanding shares of Series A Preferred Stock with respect to which an Equity Sale Election has been made, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall redeem as many shares of Series A Preferred Stock with respect to which the Equity Sale Election has been made as it has capital and surplus legally available therefor, ratably from the holders thereof in proportion to the total number of shares tendered, and shall thereafter from time to time, as soon as it shall have capital and surplus legally available therefor, redeem as many shares of Series A Preferred Stock as it has capital and surplus available therefor until it has redeemed all of the outstanding shares of Series A Preferred Stock with respect to which the Equity Sale Election has been made.

Section 6.      Restricted Payments; Status of Redeemed Shares.

        (a) After any Optional Redemption Date, Change of Control Payment Date, Equity Sale Payment Date, Asset Disposition Payment Date or the Final Redemption Date (each, a "Redemption Date"), unless and until the full redemption price for the shares of Series A Preferred Stock to be redeemed has been paid to, or set aside in trust with a bank or a trust company for the benefit of, the holders of the

Series A Preferred Stock, (i) no dividends or other distribution shall be paid, declared, made or set aside for payment on the Common Stock or any other capital stock of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to distributions upon Liquidation other than in shares of, or warrants or rights to acquire, solely Junior Stock and
(ii) no shares of capital stock of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to distributions upon Liquidation shall be redeemed, retired, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Company or any Subsidiary (except by conversion into or exchange for solely shares of Junior Stock).

        (b) Any shares of Series A Preferred Stock which shall at any time have been redeemed pursuant to Sections 4 or 5 hereof shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, and shall not be reissued as Series A Preferred Stock unless they are Special Shares.

Section 7.      Voting Rights.

        (a) Except as otherwise provided by applicable law and except as otherwise provided in this Section 7, the holders of outstanding shares of the Series A Preferred Stock will not have any voting rights.

        (b) If and whenever at any time or times Base Dividends payable on the Series A Preferred Stock pursuant to Section 2 hereof shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for any four quarterly periods (whether or not consecutive), then the number of directors constituting the Board of Directors shall, without further action, be increased by two and the holders of the Series A Preferred Stock shall have the exclusive right, voting separately as a class, to elect directors of the Company (the "Preferred Stock Directors") to fill such newly created directorships, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor, at each meeting of stockholders held for the purpose of electing directors.

        Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Series A Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meetings or by the written consent of the holders of the Series A Preferred Stock pursuant to Section 228 of the Delaware General Corporation Law. Such voting right shall continue until such time as all cumulative dividends accumulated on the Series A Preferred Stock together with additional dividends accrued thereon, if any, shall have been paid in full, at which time such voting right of the holders of the Series A Preferred Stock shall terminate, subject to re-vesting in the event of each and every subsequent default of the character indicated above and the term of office of such directors shall terminate as herein provided.

        At any time when such voting right shall have vested in the holders of the Series A Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Company shall, upon the written request of holders of record of 25% of the shares of the Series A Preferred Stock then outstanding addressed to the Secretary of the Company, call a special meeting of holders of the Series A Preferred Stock. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Company or, if none, at a place in the City of New York, New York designated by the Secretary of the Company. If such meeting shall not be called by the proper officers of the Company within 30 days after the personal service of such written request upon the Secretary of the Company, or within 30 days after mailing the same within the United States, by registered mail, then the holders of record of 25% of the shares of the Series A Preferred Stock then outstanding may designate in writing a holder of the Series A Preferred Stock to call such meeting at the expense of the Company.

        At any meeting held for the purpose of electing directors at which the holders of the Series A Preferred Stock shall have the right to elect directors, the presence in person or by proxy of the holders of a majority of the then outstanding shares of the Series A Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. In any such election, the holders of Series A Preferred Stock shall be entitled to cast one vote per share of Series A Preferred Stock held of record on the record date for the determination of the holders of Series A Preferred Stock entitled to vote in such election. The Preferred Stock Directors shall be elected at the same time as other members of the Board of Directors. A Preferred Stock Director may only be removed by the vote of the holders of a majority of the Series A Preferred Stock, at a vote of the then outstanding shares of Series A Preferred Stock, voting as a single class, at a meeting called for such purpose (or by unanimous written consent in lieu of such a meeting) in accordance with the voting procedures set forth in
Section 7(b).

        The term of office of the Preferred Stock Directors shall terminate upon the election of their successors at any meeting of stockholders for the purpose of electing directors (it being understood that such successors shall be elected by the holders of the Series A Preferred Stock). Upon any termination of the aforesaid voting rights, the term of office of the Preferred Stock Directors shall thereupon terminate and upon such termination the number of directors constituting the Board of Directors shall, without further action, be reduced by two.

        (c) If for any reason a Preferred Stock Director shall resign or otherwise be removed from the Board of Directors, then his or her replacement shall be a person elected by the holders of the Series A Preferred Stock, in accordance with the voting procedures set forth in Section 7(b).

        (d) So long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, (i) amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation or By-laws of the Company or any provisions thereof (including the adoption of a new provision thereof) if such amendment, alteration or repeal would adversely alter or change the rights, preferences or privileges of the Series A Preferred Stock or (ii) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends or distribution of assets upon Liquidation
(x) prior to or on a parity with the Series A Preferred Stock or (y) junior to the Series A Preferred Stock, if such junior securities may be redeemed, in any circumstance, on or prior to the Final Redemption Date. The vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of this Resolution, in addition to any other vote of stockholders required by law.

Section 8.      Reserved.

Section 9.      Certain Definitions.

        The following terms shall have the following respective meanings herein:

               "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Com-pany or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction, of:

               (i) any shares of capital stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary),

               (ii) all or substantially all the assets of any division or line of business of the Company or any Subsidiary, or

               (iii) any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary.

               Notwithstanding the preceding, the following items shall not be deemed to be Asset Dispositions:

               (i) a transfer of assets between or among the Company and its wholly owned Subsidiaries, or

               (ii) an issuance of Capital Stock by a wholly owned Subsidiary to the Company or to another wholly owned Subsidiary.

               "Applicable Rate" means $7.50 per share of Series A Preferred Stock per annum.

               "Applicable Percentage" means 6150% as appropriately adjusted in the case of any stock dividend, stock split, reverse stock split, subdivision, combination, reclassification or similar transaction in order to maintain the relationship between the $50 per share original purchase price of the Series A Preferred Stock and the per share price of the Common Stock on the Closing Date.

               "Approved Option Plan" means, collectively, (i) the Company's Stock Option Plan, as amended, 1993 Restricted Stock Award Plan, All Employee Equity Investment Plan, 1993 Executive Equity Investment Plan, as amended, 1996 Stock Option Plan, as amended, 1999 Stock Option Plan for Directors and 2000 Management Stock Option Plan, as well as the Short-Term and Long-Term Incentive Plans for Rakesh K. Kaul providing for the aggregate issuance of not more than 47,630,000 shares of Common Stock thereunder

(subject to adjustment as therein provided for certain capital events) and (ii) a stock option plan or plans adopted after the Closing Date providing for the grant of options to employees and directors of the Company to purchase not more than 1,000,000 shares of Common Stock at an exercise price per share as of the date of the grant not less than the fair market value per share of Common Stock as of the date of the grant.

               "Available Cash" from an Equity Sale means cash payments, cash equivalents and Marketable Securities received therefrom after payment of underwriting discounts placement fees or similar commissions.

               "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in New York are authorized or required to remain closed.

               "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

               "Closing Date" means August 23, 2000.

               "Common Stock" means the common stock, par value $0.66-2/3 per share, of the Company.

               "Congress Facility" means the Loan and Security Agreement dated as of November 14, 1995 by and among Congress Financial Corporation and Hanover Direct Pennsylvania, Inc., Brawn of California, Inc., Tweeds, Inc., LWI Holdings, Inc., Aegis Catalog Corporation, Hanover Direct Virginia, Inc., and Hanover Realty, Inc., as subsequently amended (and as may be amended, restated, modified or supplemented from time to time).

               "Equity Sale" means the issuance or sale by the Company or a Subsidiary of capital stock of the Company or a Subsidiary (or any series of related issuances or sales) where the cumulative aggregate gross proceeds to the Company and its Subsidiaries equals or exceeds $1.0 million; provided, that there shall be excluded from the foregoing, the sale of Common Stock of the Company upon the exercise of options issued under an Approved Option Plan.

               "GAAP" means U.S. generally accepted accounting principles consistently applied.

               "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

               "Marketable Securities" means publicly traded debt or equity securities that are listed for trading on a national securities exchange.

               "Net Available Cash" from an Asset Disposition means cash payments, cash equivalents and Marketable Securities received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when required, but excluding any other consideration received in the form of assumption by the acquiring Person of indebtedness or other obligations relating to such properties or assets or received in any other noncash form), in each case net of

               (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition,

               (ii) all payments made on any indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition,

               (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries as a result of such Asset Disposition, and

               (iv) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Subsidiary after such Asset Disposition.

               "Original Issuance Date" means (i) with respect to the 1,400,000 shares of Series A Preferred Stock initially sold by the Company pursuant to the Securities Purchase Agreement, dated as of August 23, 2000, between the Company and Richemont Finance S.A., the Closing Date and (ii) with respect to any Additional Securities, the dividend payment date as of which such shares are issued or, if not issued on such dividend payment date, the applicable dividend payment date on which such shares were to have been issued in accordance with Section
        2 hereof.

               "Person" means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies and other entities and governments and agencies and political subdivisions.

               "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

               "Subsidiary" means any corporation, partnership, limited liability company, trust, association or other entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person.

Section 10.     Dividend Received Deduction.

        For federal income tax purposes, the Company shall report distributions on the Series A Preferred Stock as dividends, to the extent of the Company's current and accumulated earnings and profits (as determined for federal income tax purposes).

Section 11.     Withholding Taxes.

        All amounts payable with respect to the Series A Preferred Stock, including without limitation Dividends thereon or payments upon redemption thereof, will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the United States or any political subdivision thereof or any authority or agency thereof or therein having the power to tax payments in respect of the Series A Preferred Stock (all such present or future taxes, duties, levies, and assessments being hereinafter referred to as "Taxes"). If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable in respect of the Series A Preferred Stock (i) the sum payable shall be increased as necessary so that after making all required deductions the holders of the then outstanding shares of Series A Preferred Stock receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Company shall furnish the holders of the then outstanding shares of Series A Preferred Stock, at its address referred to in Section 13.2 of the Securities Purchase Agreement dated as of August 23, 2000 between the Company and Richemont Finance S.A., with the original or a certified copy of a receipt evidencing payment thereof. The holders of the then outstanding shares of Series A Preferred Stock shall supply the Company with such documentation as it reasonably may request including, without limitation, form W-8BEN.

Section 12.     No Reissuance.

        After the Original Issuance Date, no shares of Series A Preferred Stock (other than Special Shares) shall be issued or reissued as shares of Series A Preferred Stock, except pursuant to Section 2(b) hereof. All shares of Series A Preferred Stock surrendered for redemption or otherwise acquired by the Company or any Subsidiary shall be cancelled and shall not be reissued as shares of Series A Preferred Stock unless they are Special Shares."

               IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Rakesh K. Kaul, its President, and attested by Curtis B. Johnson, its Secretary, this 22nd day of August, 2000.

                                                By: /s/ RAKESH K. KAUL
                                                   ----------------------------
                                                   Name:  Rakesh K. Kaul
                                                   Title: President & CEO

Attested:


By: /s/ CURTIS B. JOHNSON
   -----------------------------------------
    Name:  Curtis B. Johnson
    Title: Secretary